                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                February 1, 1996
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                Date of Report (Date of earliest event reported)



                          Susquehanna Bancshares, Inc.
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             (Exact name of registrant as specified in its charter)


               Pennsylvania               0-10674     23-2201716
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(State or other jurisdiction          (Commission     (IRS Employer
of incorporation or organization)      File Number)      ID No.)



       26 North Cedar Street
       Lititz, Pennsylvania                                      17543
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     (Address of principal executive offices)                  (Zip Code)



                                 (717) 626-4721
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              (registrant's telephone number, including area code)



                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On January 31, 1996, Susquehanna Bancshares, Inc. (herein referred to as "SBI" or the "Registrant"), a Pennsylvania business corporation registered as a bank holding company under the Bank Holding Company Act of 1956, and Susquehanna Bancshares South II, Inc. ("SBI Merger Sub II"), a Maryland corporation and a wholly-owned subsidiary of SBI, consummated the transactions contemplated in the Agreement and Plan of Affiliation, dated April 8, 1994, between and among SBI, SBI Merger Sub II, Fairfax Financial Corporation ("FFC"), a Maryland corporation, and Fairfax Savings Bank, F.S.B. ("Fairfax Savings"), a federally chartered, stock savings bank and a wholly-owned subsidiary of FFC (the "Affiliation Agreement"). The Affiliation Agreement, which was attached to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission ("Commission") on May 5, 1994, is incorporated herein by reference.
A copy of the Press Release announcing the consummation of the transactions contemplated in the Affiliation Agreement is filed as an exhibit to this Current Report on Form 8-K.

     The following is a summary of the transactions consummated on January 31, 1996 pursuant to the terms of the Affiliation Agreement. This summary is qualified in its entirety by reference to the full text of the Affiliation Agreement.

     Pursuant to the Affiliation Agreement, on February 1, 1996 (the "Effective Date"), SBI Merger Sub II merged with and into FFC (the "Merger"), with FFC as the surviving entity (sometimes referred to as the "Surviving Corporation").
The effective time of the Merger, determined in accordance with the Affiliation Agreement, was at 12:01 a.m. on February 1, 1996 (herein, the "Effective Time"). As a result of the Merger, FFC became a direct, wholly-owned subsidiary of SBI, and Fairfax Savings became a second-tier subsidiary of SBI. Fairfax Savings, a federal savings bank, has total assets of approximately $455,000,000 and operates nine depository offices in Maryland, principally in the vicinity of Baltimore.

     At the Effective Time, the articles of incorporation and bylaws of SBI Merger Sub II became the articles of incorporation and bylaws of the Surviving Corporation and the name of the Surviving Corporation was changed to "Susquehanna Bancshares South II, Inc." The shares of common stock of SBI Merger Sub II issued and outstanding immediately prior to the Effective Time, by virtue of and after the Merger, remained outstanding and unchanged, and now constitute the issued and outstanding shares of the capital stock of the Surviving Corporation. All of the outstanding capital stock of Fairfax Savings is owned by the Surviving Corporation, which, in turn, is wholly owned by SBI.

     At the Effective Time, each share of issued and outstanding FFC capital stock, including 60,000 shares of Voting Common Stock, par value $1.00 per share, and 9,000,000 shares of Non-Voting Common Stock, par value of $0.01 per share, was sold to SBI for a total consideration of $62,725,496, with a per share purchase price of $6.92. By virtue of the formula provided in the Affiliation Agreement, the consideration was determined on the basis of a base cash price of $53,250,000, increased by (1) the dollar-for-dollar amount by which FFC's consolidated stockholder's equity at the Effective Time, reduced by FFC's goodwill at the Effective Time, exceeded $35,500,000, (2) plus an amount equal to one-half of the aggregate of the allowance for losses on loans receivable and the investments in real estate maintained by FFC at the Effective Time. In addition, at closing 9,060,000 units of membership interest (constituting all of the outstanding units of membership interest) in Securities Holdings LLC, a newly-formed Maryland limited liability company formed to hold certain assets of FFC and Fairfax Savings described in Annex 5.2(e) of the Affiliation Agreement, were distributed to FFC's stockholders.

     Susquehanna funded the merger consideration by the offering of 1,495,000 shares of its Common Stock ("Common Stock Offering") and the sale of $35,000,000 of Senior Notes ("Senior Notes Offering").

     The final form of the prospectus for the Common Stock Offering (the "Common Stock Prospectus") was filed by SBI on November 30, 1995 with the Commission as part of a Registration Statement on Form S-3 (the "Common Stock Registration Statement"). The Common Stock Registration Statement and the Common Stock

Prospectus are incorporated herein by reference. The net proceeds of the Common Stock Offering were approximately $37,600,000.

     In addition to the proceeds of the Common Stock Offering, SBI raised $34,500,000 through the Senior Notes Offering, consisting of 6.30% Senior Notes Due 2003. The final form of the prospectus for the Senior Notes Offering (the "Senior Notes Prospectus") was filed by SBI on January 9, 1996 with the Commission as part of a Registration Statement on Form S-3 (the "Senior Notes Registration Statement"). The Senior Notes Registration Statement and the Senior Notes Prospectus are incorporated herein by reference.

     The total net proceeds to SBI resulting from the Common Stock Offering and the Senior Notes Offering was approximately $72,100,000. The amount of net proceeds in excess of the cash consideration paid for FFC, approximately $9,400,000, is being used for general corporate purposes.

     There were no relationships, material or otherwise, between FFC, Fairfax Savings and any person who controlled FFC and Fairfax Savings on the one side, and the Registrant and SBI Merger Sub II or any of Registrant's affiliates, or any director or officer of the Registrant, or any associate of any such director or officer, on the other side, prior to the Effective Date. In accordance with the Affiliation Agreement, at the Effective Time, Robert S. Bolinger, Richard M. Cloney, George J. Morgan and John M. Denlinger, all of whom are current directors of SBI, comprise the entire Board of Directors of the Surviving Corporation. Prior to the Effective Date of the acquisition of FFC by SBI, FFC was controlled by Malcolm C. Berman.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
         -----------------------------------------

     Audited consolidated financial information of Fairfax Financial Corporation as of September 30, 1995 and 1994 and for the years ended September 30, 1995, 1994 and 1993 are presented in the Current Report on Form 8-K filed by Registrant with the Commission on November 21, 1995, which is hereby incorporated by reference.

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

     (b) PRO FORMA FINANCIAL INFORMATION.
         -------------------------------

     An unaudited pro forma combined condensed statement of income giving effect, as of December 31, 1994, to the Fairfax Merger, together with an unaudited pro forma combined condensed balance sheet and statement of income, each as of September 30, 1995 and also giving effect to the Fairfax Merger, are contained in the Registration Statement on Form S-3 filed by Registrant with the Commission on January 9, 1996, which is hereby incorporated by reference.

     (c)  EXHIBITS.
          --------

     Reference is made to the Exhibit Index annexed hereto and made a part hereof.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SUSQUEHANNA BANCSHARES, INC.



Date:  February 14, 1996          By: /s/ Richard M. Cloney
                                     ---------------------------------------
                                     Richard M. Cloney
                                     Vice President and Secretary


                                 EXHIBIT INDEX
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
EXHIBIT                                                                         PAGE
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
2         A copy of the Affiliation Agreement, which was attached to the           9
          Registrant's Current Report on Form 8-K filed with the Commission on May 5, 1994, is incorporated herein by reference.

4A        A copy of the Registration Statement on Form S-3 filed with the         10
          Commission on November 30, 1995, as well as the Prospectus contained therein, are incorporated herein by reference.

4B        A copy of the Registration Statement on Form S-3 filed with the         11
          Commission on January 9, 1996, as well as the Prospectus contained therein, are incorporated herein by reference.

99        Additional Exhibits

          Press Release of the Registrant, Dated February 2, 1996, Regarding      12
          Consummation of the Merger

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